Exhibit 24.1

A

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

I, the undersigned, do hereby make, constitute and appoint Dow R. Wilson, Elisha W. Finney and John W. Kuo, and each of them, my true and lawful attorneys-in-fact and agents, each with power of substitution, in any or all of my offices and capacities with Varian Medical Systems, Inc. as shown below, to execute for me and on my behalf a registration statement on Form S-8 (the “Registration Statement”) and any and all amendments and supplements thereto, including post-effective amendments, relating to the Varian Medical Systems, Inc. Third Amended and Restated 2005 Omnibus Stock Plan and to file the Registration Statement, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, and do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, and ratify and confirm all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have executed these presents this 15th day of May, 2013.

/s/ Richard M. Levy
Richard M. Levy
Title: Director

Exhibit 24.1

B

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

I, the undersigned, do hereby make, constitute and appoint Dow R. Wilson, Elisha W. Finney and John W. Kuo, and each of them, my true and lawful attorneys-in-fact and agents, each with power of substitution, in any or all of my offices and capacities with Varian Medical Systems, Inc. as shown below, to execute for me and on my behalf a registration statement on Form S-8 (the “Registration Statement”) and any and all amendments and supplements thereto, including post-effective amendments, relating to the Varian Medical Systems, Inc. Third Amended and Restated 2005 Omnibus Stock Plan and to file the Registration Statement, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, and do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, and ratify and confirm all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have executed these presents this 15th day of May, 2013.

/s/ Timothy E. Guertin
Timothy E. Guertin
Title: Director

Exhibit 24.1

C

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

I, the undersigned, do hereby make, constitute and appoint Dow R. Wilson, Elisha W. Finney and John W. Kuo, and each of them, my true and lawful attorneys-in-fact and agents, each with power of substitution, in any or all of my offices and capacities with Varian Medical Systems, Inc. as shown below, to execute for me and on my behalf a registration statement on Form S-8 (the “Registration Statement”) and any and all amendments and supplements thereto, including post-effective amendments, relating to the Varian Medical Systems, Inc. Third Amended and Restated 2005 Omnibus Stock Plan and to file the Registration Statement, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, and do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, and ratify and confirm all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have executed these presents this 15th day of May, 2013.

/s/ Susan L. Bostrom
Susan L. Bostrom
Title: Director

Exhibit 24.1

D

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

I, the undersigned, do hereby make, constitute and appoint Dow R. Wilson, Elisha W. Finney and John W. Kuo, and each of them, my true and lawful attorneys-in-fact and agents, each with power of substitution, in any or all of my offices and capacities with Varian Medical Systems, Inc. as shown below, to execute for me and on my behalf a registration statement on Form S-8 (the “Registration Statement”) and any and all amendments and supplements thereto, including post-effective amendments, relating to the Varian Medical Systems, Inc. Third Amended and Restated 2005 Omnibus Stock Plan and to file the Registration Statement, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, and do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, and ratify and confirm all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have executed these presents this 15th day of May, 2013.

/s/ R. Andrew Eckert
R. Andrew Eckert
Title: Director

Exhibit 24.1

E

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

I, the undersigned, do hereby make, constitute and appoint Dow R. Wilson, Elisha W. Finney and John W. Kuo, and each of them, my true and lawful attorneys-in-fact and agents, each with power of substitution, in any or all of my offices and capacities with Varian Medical Systems, Inc. as shown below, to execute for me and on my behalf a registration statement on Form S-8 (the “Registration Statement”) and any and all amendments and supplements thereto, including post-effective amendments, relating to the Varian Medical Systems, Inc. Third Amended and Restated 2005 Omnibus Stock Plan and to file the Registration Statement, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, and do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, and ratify and confirm all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have executed these presents this 15th day of May, 2013.

/s/ David J. Illingworth
David J. Illingworth
Title: Director

Exhibit 24.1

F

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

I, the undersigned, do hereby make, constitute and appoint Dow R. Wilson, Elisha W. Finney and John W. Kuo, and each of them, my true and lawful attorneys-in-fact and agents, each with power of substitution, in any or all of my offices and capacities with Varian Medical Systems, Inc. as shown below, to execute for me and on my behalf a registration statement on Form S-8 (the “Registration Statement”) and any and all amendments and supplements thereto, including post-effective amendments, relating to the Varian Medical Systems, Inc. Third Amended and Restated 2005 Omnibus Stock Plan and to file the Registration Statement, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, and do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, and ratify and confirm all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have executed these presents this 15th day of May, 2013.

/s/ Mark R. Laret
Mark R. Laret
Title: Director

Exhibit 24.1

G

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

I, the undersigned, do hereby make, constitute and appoint Dow R. Wilson, Elisha W. Finney and John W. Kuo, and each of them, my true and lawful attorneys-in-fact and agents, each with power of substitution, in any or all of my offices and capacities with Varian Medical Systems, Inc. as shown below, to execute for me and on my behalf a registration statement on Form S-8 (the “Registration Statement”) and any and all amendments and supplements thereto, including post-effective amendments, relating to the Varian Medical Systems, Inc. Third Amended and Restated 2005 Omnibus Stock Plan and to file the Registration Statement, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, and do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, and ratify and confirm all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have executed these presents this 15th day of May, 2013.

/s/ Ruediger Naumann-Etienne
Ruediger Naumann-Etienne
Title: Director

Exhibit 24.1

H

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

I, the undersigned, do hereby make, constitute and appoint Dow R. Wilson, Elisha W. Finney and John W. Kuo, and each of them, my true and lawful attorneys-in-fact and agents, each with power of substitution, in any or all of my offices and capacities with Varian Medical Systems, Inc. as shown below, to execute for me and on my behalf a registration statement on Form S-8 (the “Registration Statement”) and any and all amendments and supplements thereto, including post-effective amendments, relating to the Varian Medical Systems, Inc. Third Amended and Restated 2005 Omnibus Stock Plan and to file the Registration Statement, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, and do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, and ratify and confirm all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have executed these presents this 15th day of May, 2013.

/s/ Erich R. Reinhardt, Ph.D.
Erich R. Reinhardt, Ph.D.
Title: Director

Exhibit 24.1

I

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

I, the undersigned, do hereby make, constitute and appoint Dow R. Wilson, Elisha W. Finney and John W. Kuo, and each of them, my true and lawful attorneys-in-fact and agents, each with power of substitution, in any or all of my offices and capacities with Varian Medical Systems, Inc. as shown below, to execute for me and on my behalf a registration statement on Form S-8 (the “Registration Statement”) and any and all amendments and supplements thereto, including post-effective amendments, relating to the Varian Medical Systems, Inc. Third Amended and Restated 2005 Omnibus Stock Plan and to file the Registration Statement, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, and do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, and ratify and confirm all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have executed these presents this 15th day of May, 2013.

/s/ Venkatraman Thyagarajan
Venkatraman Thyagarajan
Title: Director

Exhibit 24.1

J

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

I, the undersigned, do hereby make, constitute and appoint Elisha W. Finney and John W. Kuo, and each of them, my true and lawful attorneys-in-fact and agents, each with power of substitution, in any or all of my offices and capacities with Varian Medical Systems, Inc. as shown below, to execute for me and on my behalf a registration statement on Form S-8 (the “Registration Statement”) and any and all amendments and supplements thereto, including post-effective amendments, relating to the Varian Medical Systems, Inc. Third Amended and Restated 2005 Omnibus Stock Plan and to file the Registration Statement, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, and do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, and ratify and confirm all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have executed these presents this 15th day of May, 2013.

/s/ Dow R. Wilson
Dow R. Wilson
Title: Director